UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Steven I. Koszalka

American Funds Inflation Linked Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bond Fund® Annual report for the year ended November 30, 2018	IMAGE OMITTED [x1_c92767x1x2.jpg]

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Invest with the
goal of preserving
purchasing power.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 12/14/12)

Reflecting 2.50% maximum sales charge	–3.43%	1.44%	–0.28%

The total annual fund operating expense ratio is 0.72% for Class A shares as of the prospectus dated February 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of December 31, 2018, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.50%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

10	Financial statements

33	Board of trustees and other officers

Fellow investors:

Inflation initially stirred, before moderating later in American Funds Inflation Linked Bond Fund’s fiscal year. These developments, combined with climbing bond yields (which move inversely to prices) meant that inflation-linked bond market returns were negative for the 12 months ended November 30, 2018.

Over the same period, the fund generated a –0.86% return. The unmanaged Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — shed 0.90%. The values of TIPS (issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers. The Lipper Inflation Protected Bond Funds Average, a peer group measure, declined 0.99%.

Fund investors who reinvested dividends of 11 cents a share (paid in December 2017) earned an income return of 1.17%, the same as those who took dividends in cash. A capital gain of over 3 cents a share was also paid in December.

The portfolio’s maturity profile and overall positioning in regard to interest rates helped results relative to the benchmark. Security selection was also a significant positive factor, while sector positioning was a slight detractor.

Market overview

Wages and energy prices (two important causes of inflation) set multi-year records earlier in the period. Specifically, wages grew 2.9% year-on-year in January 2018 — the quickest pace of growth since 2009. And, by May, oil prices had topped $70 a barrel for the first time since 2014.

Against this backdrop, inflation expectations picked up. For example, 10-year break-even inflation rates (the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns) had climbed from under 2% at the start of 2018 to just below 2.2% by April.

However, inflation has stumbled in recent months. Annualized core CPI — the inflation measure that strips out volatile food and energy prices — has been somewhat weaker than anticipated, dropping from 2.4% in mid-2018 to 2.2% in November. A drop in fuel prices prompted headline inflation to fall from 2.5% year-on-year in October, to 2.2% in November 2018. And inflation expectations also eased: the 10-year break-even ended November just below 2.0%.

Inside the portfolio

As of November 30, 2018, 91.8% of the fund’s net assets were invested in inflation-linked government bonds, mostly U.S. TIPS. The portfolio’s relatively small exposure to non-U.S. bonds was adjusted in light of shifting

Results at a glance

For periods ended November 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class A shares)	–0.86%	1.55%	1.53%	0.06%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index*	–0.90	1.66	1.28	–0.28
Lipper Inflation Protected Bond Funds Average†	–0.99	1.41	0.60	–0.66

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

relative value. Eurozone investments were added, while Japanese holdings were trimmed.

Investments in corporate bonds accounted for 4.5% of the fund’s assets as of November 30 —an increase in overall exposure. Informed by insights from our macroeconomic and fundamental credit analysts, managers found some decent opportunities during the preceding 12 months; these included investments in the bonds of pharmaceuticals and utilities firms. In contrast, investments in bonds issued by energy firms were trimmed.

Consistent with the fund’s investment guidelines, we have made careful use of futures and interest rate swaps. When used in conjunction with bonds, these financial instruments have, for example, helped the fund to gain more precisely targeted exposures to inflation and interest rates. A complete list of fund holdings can be found beginning on page 4.

Looking forward

Shorter term bond yields have climbed significantly in the past 12 months. Although yields have touched levels not seen for a decade, it’s important to keep in mind that they are still relatively low in historical terms and could remain so for some time.

Lately, the Federal Reserve has made a point of reminding the market that its decision-making is “data dependent.” That means their policy stance will evolve with financial and economic conditions.

Shortly after the end of the fund’s fiscal year, The Fed raised the federal funds target rate by a quarter percentage point to a range of 2.25% to 2.50%. This marked the fourth hike of 2018, and the ninth in the current hiking cycle. Bond investor expectations for 2019 have shifted, with market pricing suggesting only a single — or no hike — is likely.

The market’s view on rates in 2019 seems reasonable given the current backdrop. While U.S. economic growth has averaged above 3% on an annualized basis in the first three quarters of 2018, a good amount of that growth was a byproduct of fiscal stimulus and tax cuts. With those tailwinds fading in 2019, and European and Chinese growth weakening, we don’t see a reason for the Fed to continue to hike rates any further.

In time, a tight labor market should be supportive of core inflation and TIPS. Even so, investors should prepare for greater volatility amid simmering trade tensions between the U.S. and China, the fading impact of U.S. fiscal stimulus (tax cuts) and ongoing global growth worries.

Against this backdrop, valuations for TIPS appear decent. And as ever, an investment in this fund can play an important role for investors. It can act as a complement to other bond investments that may not hold up well in an inflationary environment — and provide diversification to equity-heavy portfolios.

We look forward to reporting to you again in six months.

Cordially,

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Ritchie R. Tuazon
President

January 15, 2019

For current information about the fund, visit americanfunds.com.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to November 30, 2018, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.

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[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Inflation Protected Bond Funds Average do not reflect any sales charges. Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period December 14, 2012, commencement of operations, through December 31, 2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for periods ended November 30, 2018)*

	Cumulative total return	Average annual total return
	1 year	5 Years	Lifetime (since 12/14/12)

Class A shares	–3.33%	1.02%	–0.37%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee reimbursements, without which results would have been lower.

American Funds Inflation Linked Bond Fund	3

Investment portfolio November 30, 2018

Portfolio by type of security	Percent of net assets

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Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	90.76%
AAA/Aaa	.80
AA/Aa	1.04
A/A	3.53
BBB/Baa	2.35
Short-term securities & other assets less liabilities	1.52

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.48%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 90.76%
U.S. Treasury inflation-protected securities 90.56%
U.S. Treasury Inflation-Protected Security 1.875% 2019[1,2]	$32,157	$32,208
U.S. Treasury Inflation-Protected Security 1.375% 2020[2]	30,350	30,312
U.S. Treasury Inflation-Protected Security 0.125% 2021[1,2]	30,887	30,081
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	106,400	105,355
U.S. Treasury Inflation-Protected Security 1.125% 2021[2]	40,388	40,361
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	266,136	257,291
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	106,622	103,535
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	17,453	16,937
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	32,754	31,555
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	29,287	28,550
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	101,626	99,747
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	304,472	290,826
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	103,858	101,880
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	264,415	252,630
U.S. Treasury Inflation-Protected Security 0.375% 2025[1,2]	469,746	452,487
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	31,404	33,954
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	132,691	124,341
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	174,758	169,909
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	132,270	141,050
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	202,258	191,577
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	104,082	98,601
U.S. Treasury Inflation-Protected Security 2.375% 2027[1,2]	190,513	210,034
U.S. Treasury Inflation-Protected Security 0.50% 2028[2]	306,534	247,644
U.S. Treasury Inflation-Protected Security 0.75% 2028[1,2]	370,474	361,102
U.S. Treasury Inflation-Protected Security 1.75% 2028[2]	73,501	77,853
U.S. Treasury Inflation-Protected Security 2.50% 2029[2]	2,351	2,670
U.S. Treasury Inflation-Protected Security 2.125% 2040[2]	52,555	61,337
U.S. Treasury Inflation-Protected Security 2.125% 2041[1,2]	50,142	58,832
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	55,857	50,262
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	10,979	9,545
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	70,510	72,309
U.S. Treasury Inflation-Protected Security 0.75% 2045[1,2]	120,061	106,440

4	American Funds Inflation Linked Bond Fund

	Principal amount (000)		Value (000)
U.S. Treasury Inflation-Protected Security 1.00% 2046[1,2]		$103,174	$97,042
U.S. Treasury Inflation-Protected Security 0.875% 2047[1,2]		161,355	146,767
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]		277,768	209,626
			4,344,650

U.S. Treasury 0.20%
U.S. Treasury 1.875% 2019[1]		1,000	991
U.S. Treasury 1.625% 2023[1]		9,000	8,541
			9,532

Total U.S. Treasury bonds & notes			4,354,182

Corporate bonds & notes 4.48%
Energy 1.06%
Energy Transfer Partners, LP 5.40% 2047		13,155	11,736
Energy Transfer Partners, LP 6.00% 2048		10,000	9,661
Equinor ASA 3.625% 2028		13,165	12,860
MPLX LP 4.00% 2028		2,430	2,255
MPLX LP 4.70% 2048		10,000	8,567
Petróleos Mexicanos 5.375% 2022		3,765	3,695
Petróleos Mexicanos 7.47% 2026	MXN	30	1
Sabine Pass Liquefaction, LLC 4.20% 2028		$2,225	2,096
			50,871

Health care 1.01%
Becton, Dickinson and Co. 3.70% 2027		11,810	11,029
Cigna Corp. 4.90% 2048[3]		7,175	6,878
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[3]		30,000	30,375
			48,282

Utilities 0.82%
Consumers Energy Co. 4.05% 2048		8,570	8,237
FirstEnergy Corp. 3.90% 2027		4,725	4,532
FirstEnergy Corp. 4.85% 2047		4,890	4,725
Great Plains Energy Inc. 4.20% 2048		2,425	2,270
Mississippi Power Co. 4.25% 2042		1,660	1,499
Tampa Electric Co. 4.45% 2049		8,070	7,734
Virginia Electric and Power Co. 3.80% 2028		7,925	7,807
Wisconsin Electric Power Co. 4.30% 2048		2,600	2,549
			39,353

Consumer staples 0.61%
British American Tobacco PLC 4.54% 2047		10,000	8,151
Conagra Brands, Inc. 4.85% 2028		6,400	6,369
Keurig Dr. Pepper Inc. 4.057% 2023[3]		10,650	10,513
Keurig Dr. Pepper Inc. 5.085% 2048[3]		4,291	4,079
			29,112

Financials 0.52%
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[4]		25,000	25,045

Industrials 0.21%
General Dynamics Corp. 3.75% 2028		8,650	8,620
United Technologies Corp. 4.625% 2048		1,600	1,540
			10,160

Communication services 0.14%
Verizon Communications Inc. 4.50% 2033		7,000	6,843

Consumer discretionary 0.11%
Boston University 4.061% 2048[5]		2,075	2,031
Home Depot, Inc. 4.50% 2048		3,200	3,219
			5,250

Total corporate bonds & notes			214,916

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 2.89%
Colombia (Republic of) 5.00% 2045		$600	$562
European Stability Mechanism 2.125% 2022[3]		40,000	38,638
Italy (Republic of) 2.00% 2028		€17,800	18,548
Japan, Series 18, 0.10% 2024[2]		¥2,233,850	20,338
Japan, Series 20, 0.10% 2025[2]		4,305,250	39,425
Saudi Arabia (Kingdom of) 5.00% 2049[3]		$2,865	2,764
South Africa (Republic of), Series R-197, 5.50% 2023[2]	ZAR	725	59
United Kingdom 1.625% 2071		£11,975	13,580
Uruguay (Oriental Republic of) 8.50% 2028	UYU	172,200	4,695

Total bonds & notes of governments & government agencies outside the U.S.			138,609

Municipals 0.24%
California 0.24%
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2031		$1,000	1,151
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2032		2,140	2,455
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2033		2,250	2,571
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2034		2,365	2,690
City of South Pasadena, Water Rev. Ref. Bonds, Series 2016, BAM insured, 5.00% 2035		2,485	2,816

Total municipals			11,683

Asset-backed obligations 0.11%
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 3.99% 2023[5,6]		3,983	4,031
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.715% 2025[5,6]		1,437	1,406

Total asset-backed obligations			5,437

Total bonds, notes & other debt instruments (cost: $4,886,849,000)			4,724,827

Short-term securities 1.74%
Federal Home Loan Bank 2.20% due 12/19/2018		29,700	29,670
Nordea Bank AB 2.16% due 12/3/2018[3]		53,500	53,490

Total short-term securities (cost: $83,161,000)			83,160
Total investment securities 100.22% (cost: $4,970,010,000)			4,807,987
Other assets less liabilities (0.22)%			(10,333)

Net assets 100.00%			$4,797,654

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 11/30/2018[8] (000)	Unrealized appreciation (depreciation) at 11/30/2018 (000)
30 Day Federal Funds Futures	Long	1,523	January 2019	$634,634	$619,435	$40
30 Day Federal Funds Futures	Short	1,542	April 2019	(642,552)	(626,359)	(110)
90 Day Euro Dollar Futures	Short	5,145	June 2019	(1,286,250)	(1,248,756)	(109)
90 Day Euro Dollar Futures	Long	3,595	December 2021	898,750	872,012	413
2 Year U.S. Treasury Note Futures	Long	3,160	April 2019	632,000	666,711	228
5 Year Euro-Bobl Futures	Long	747	March 2019	74,700	111,816	33
5 Year U.S. Treasury Note Futures	Long	11,402	April 2019	1,140,200	1,287,981	2,534
10 Year U.S. Treasury Note Futures	Long	1,056	March 2019	105,600	126,142	251
10 Year Ultra U.S. Treasury Note Futures	Short	1,569	March 2019	(156,900)	(198,479)	(887)
20 Year U.S. Treasury Bond Futures	Short	176	March 2019	(17,600)	(24,624)	(107)
30 Year Ultra U.S. Treasury Bond Futures	Short	5,260	March 2019	(526,000)	(801,657)	(832)
						$1,454

6	American Funds Inflation Linked Bond Fund

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 11/30/2018 (000)
CAD6,035	USD4,609	Bank of America, N.A.	12/5/2018	$(67)
JPY1,618,000	USD14,383	Morgan Stanley	12/5/2018	(124)
USD10,021	AUD13,900	Bank of America, N.A.	12/5/2018	(139)
USD22,830	BRL85,100	JPMorgan Chase	12/6/2018	832
BRL39,400	USD10,191	JPMorgan Chase	12/6/2018	(7)
BRL45,700	USD11,893	JPMorgan Chase	12/6/2018	(80)
MXN109,932	USD5,474	Morgan Stanley	12/7/2018	(79)
JPY2,300,000	USD20,370	Goldman Sachs	12/7/2018	(98)
USD11,065	COP34,932,000	JPMorgan Chase	12/10/2018	270
USD11,321	MXN225,900	Morgan Stanley	12/10/2018	240
USD1,807	KRW2,025,000	Citibank	12/10/2018	— [9]
COP34,932,000	USD10,802	Citibank	12/10/2018	(6)
EUR20,100	USD23,103	Morgan Stanley	12/10/2018	(328)
EUR10,325	NOK98,400	Goldman Sachs	12/13/2018	248
EUR20,600	USD23,278	Citibank	12/13/2018	72
USD7,190	GBP5,600	HSBC Bank	12/13/2018	49
GBP12,470	USD16,358	Morgan Stanley	12/13/2018	(456)
USD16,920	KRW18,834,000	JPMorgan Chase	12/14/2018	111
MXN189,925	USD9,285	Citibank	12/14/2018	26
USD4,370	CAD5,785	Goldman Sachs	12/14/2018	15
JPY698,429	USD6,155	Morgan Stanley	12/14/2018	6
USD340	EUR300	Citibank	12/18/2018	— [9]
USD10,967	SEK98,575	Citibank	12/20/2018	115
EUR1,500	USD1,713	Goldman Sachs	12/20/2018	(11)
JPY1,363,050	USD12,106	Goldman Sachs	12/20/2018	(73)
CAD46,500	USD35,414	Citibank	12/20/2018	(395)
USD17,255	KRW19,489,550	JPMorgan Chase	12/21/2018	(145)
USD10,764	MXN220,400	Citibank	1/7/2019	— [9]
COP42,382,000	USD13,089	Citibank	1/8/2019	(12)
USD7,459	MXN153,941	Morgan Stanley	1/8/2019	(58)
AUD28,577	USD20,707	Goldman Sachs	1/9/2019	194
USD19,744	EUR17,400	Goldman Sachs	1/9/2019	(36)
EUR20,050	USD22,701	Goldman Sachs	1/10/2019	93
JPY1,619,000	USD14,276	HSBC Bank	1/10/2019	46
USD11,047	SEK100,000	Bank of America, N.A.	1/10/2019	15
USD5,764	GBP4,500	JPMorgan Chase	1/10/2019	15
				$233

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 11/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 11/30/2018 (000)
7.49%	28-day MXN-TIIE	1/21/2019	MXN3,040,000	$(190)	$—	$(190)
7.46%	28-day MXN-TIIE	1/24/2019	1,725,000	(120)	—	(120)
2.39875%	U.S. EFFR	1/30/2019	$ 6,668,400	29	—	29
2.39375%	U.S. EFFR	1/30/2019	6,668,390	(10)	—	(10)
U.S. EFFR	2.5325%	5/1/2019	16,142,794	(313)	—	(313)
U.S. EFFR	2.53875%	5/1/2019	16,142,900	(430)	—	(430)
7.51%	28-day MXN-TIIE	5/30/2019	MXN1,454,000	(394)	—	(394)
1.962%	3-month Canada BA	6/27/2019	C$454,000	(655)	—	(655)
2.6425%	U.S. EFFR	7/31/2019	$ 6,659,900	401	—	401
2.635%	U.S. EFFR	7/31/2019	6,590,100	340	—	340
2.782%	U.S. EFFR	9/18/2019	4,114,469	804	—	804
(0.223)%	EONIA	2/1/2020	€ 207,000	337	—	337
(0.122)%	6-month EURIBOR	2/1/2020	207,000	312	—	312
(0.2305)%	EONIA	2/2/2020	408,000	624	—	624

American Funds Inflation Linked Bond Fund	7

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 11/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 11/30/2018 (000)
7.14%	28-day MXN-TIIE	4/29/2020	MXN1,633,150	$(1,741)	$—	$(1,741)
7.84%	28-day MXN-TIIE	5/8/2020	792,185	(488)	—	(488)
7.87%	28-day MXN-TIIE	5/8/2020	1,452,815	(866)	—	(866)
6.78%	28-day MXN-TIIE	7/6/2020	777,690	(1,142)	—	(1,142)
3-month USD-LIBOR	2.8025%	8/15/2020	$ 497,660	1,341	—	1,341
6.99%	28-day MXN-TIIE	6/17/2022	MXN480,000	(1,341)	—	(1,341)
2.5775%	U.S. EFFR	7/16/2022	$ 867,869	(675)	—	(675)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	(982)	—	(982)
2.75%	3-month USD-LIBOR	9/2/2022	280,000	(1,241)	—	(1,241)
1.9275%	U.S. EFFR	12/6/2022	585,000	(16,101)	—	(16,101)
2.5815%	U.S. EFFR	5/25/2023	362,000	(851)	—	(851)
1.5675%	3-month USD-LIBOR	8/17/2023	270,000	(6,775)	—	(6,775)
3-month USD-LIBOR	3.0965%	10/31/2023	189,345	(1,079)	—	(1,079)
2.319%	3-month USD-LIBOR	6/15/2025	340,000	(10,397)	—	(10,397)
2.905%	3-month USD-LIBOR	6/21/2025	180,640	(938)	—	(938)
2.344%	3-month USD-LIBOR	9/25/2025	449,000	(13,147)	—	(13,147)
6-month JPY-LIBOR	0.228%	2/8/2026	¥ 4,250,000	(229)	—	(229)
28-day MXN-TIIE	8.11%	1/11/2027	MXN800,000	2,396	—	2,396
28-day MXN-TIIE	8.135%	1/14/2027	453,000	1,326	—	1,326
0.8153%	6-month EURIBOR	4/28/2027	€ 53,000	538	—	538
3-month SEK-STIBOR	1.125%	4/28/2027	SKr505,000	(706)	—	(706)
28-day MXN-TIIE	7.625%	5/20/2027	MXN385,000	1,768	—	1,768
0.8518%	6-month EURIBOR	8/21/2027	€ 23,000	244	—	244
3-month SEK-STIBOR	1.215%	8/21/2027	SKr220,000	(429)	—	(429)
U.S. EFFR	2.045%	11/2/2027	$ 290,000	15,128	—	15,128
2.925%	3-month USD-LIBOR	2/1/2028	56,200	(400)	—	(400)
2.91%	3-month USD-LIBOR	2/1/2028	70,300	(544)	—	(544)
2.908%	3-month USD-LIBOR	2/1/2028	70,300	(550)	—	(550)
2.92%	3-month USD-LIBOR	2/2/2028	53,200	(390)	—	(390)
6-month GBP-LIBOR	1.6567%	9/28/2028	£ 44,000	(572)	—	(572)
3-month USD-LIBOR	2.494%	6/15/2030	$ 180,000	9,257	—	9,257
3-month USD-LIBOR	2.97125%	9/2/2030	57,050	682	—	682
3-month USD-LIBOR	3.005%	9/2/2030	57,050	522	—	522
3-month USD-LIBOR	2.507%	9/25/2030	239,000	12,080	—	12,080
3-month USD-LIBOR	1.83%	8/17/2031	58,000	6,157	—	6,157
3-month USD-LIBOR	2.963%	2/1/2038	42,200	928	—	928
3-month USD-LIBOR	2.9625%	2/1/2038	42,100	927	—	927
3-month USD-LIBOR	2.986%	2/1/2038	33,900	693	—	693
3-month USD-LIBOR	2.967%	2/2/2038	32,800	713	—	713
U.S. EFFR	2.52%	8/24/2048	22,300	1,208	—	1,208
6-month GBP-LIBOR	1.7922%	10/4/2048	£ 29,900	22	—	22
U.S. EFFR	2.8755%	10/26/2048	$ 25,000	(442)	—	(442)
3-month USD-LIBOR	3.253%	10/29/2048	3	— [9]	—	— [9]
3-month USD-LIBOR	3.19%	11/29/2048	43,200	(369)	—	(369)
					$—	$(5,730)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 11/30/2018 (000)	Upfront payments (000)	Unrealized appreciation at 11/30/2018 (000)
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	$1,145,000	$(13,164)	$(21,592)	$8,428

8	American Funds Inflation Linked Bond Fund

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $52,751,000, which represented 1.10% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $146,737,000, which represented 3.06% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars
BA = Banker’s acceptances
BRL = Brazilian reais
CAD/C$ = Canadian dollars
COP = Colombian pesos
EFFR = Federal Funds Effective Rate
EONIA = Euro Overnight Index Average
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
GBP/£ = British pounds
JPY/¥ = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
NOK = Norwegian kroner
Ref. = Refunding
Rev. = Revenue
SEK/SKr = Swedish kronor
STIBOR = Stockholm Interbank Offered Rate
TIIE = Equilibrium Interbank Interest Rate
USD/$ = U.S. dollars
UYU = Uruguayan pesos
ZAR = South African rand

See notes to financial statements

American Funds Inflation Linked Bond Fund	9

Financial statements

Statement of assets and liabilities at November 30, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $4,970,010)		$4,807,987
Cash		540
Cash denominated in currencies other than U.S. dollars (cost: $3,518)		3,517
Unrealized appreciation on open forward currency contracts		2,347
Receivables for:
Sales of fund’s shares	$5,354
Interest	13,203
Variation margin on futures contracts	149
Variation margin on swap contracts	3,712
Other	7	22,425
		4,836,816
Liabilities:
Unrealized depreciation on open forward currency contracts		2,114
Payables for:
Purchases of investments	28,146
Repurchases of fund’s shares	1,703
Investment advisory services	1,116
Services provided by related parties	383
Trustees’ deferred compensation	14
Variation margin on futures contracts	1,626
Variation margin on swap contracts	4,053
Other	7	37,048
Net assets at November 30, 2018		$4,797,654

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,840,467
Total accumulated loss		(42,813)
Net assets at November 30, 2018		$4,797,654

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (500,322 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$634,789	66,555	$9.54
Class C	13,897	1,476	9.42
Class T	10	1	9.55
Class F-1	38,659	4,055	9.53
Class F-2	518,133	54,041	9.59
Class F-3	133,483	13,947	9.57
Class 529-A	23,626	2,476	9.54
Class 529-C	2,709	287	9.43
Class 529-E	771	81	9.49
Class 529-T	10	1	9.55
Class 529-F-1	5,347	559	9.57
Class R-1	389	41	9.46
Class R-2	3,772	402	9.39
Class R-2E	821	87	9.50
Class R-3	6,004	634	9.47
Class R-4	4,926	516	9.54
Class R-5E	2,377	249	9.57
Class R-5	2,835	295	9.59
Class R-6	3,405,096	354,619	9.60

See notes to financial statements

10	American Funds Inflation Linked Bond Fund

Statement of operations

for the year ended November 30, 2018	(dollars in thousands)

Investment income:
Income:
Interest		$130,737
Fees and expenses*:
Investment advisory services	$12,682
Distribution services	2,210
Transfer agent services	1,197
Administrative services	1,963
Reports to shareholders	95
Registration statement and prospectus	502
Trustees’ compensation	29
Auditing and legal	55
Custodian	40
Other	134
Total fees and expenses before waiver	18,907
Less investment advisory services waiver	7
Total fees and expenses after waiver		18,900
Net investment income		111,837

Net realized gain and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(26,296)
Futures contracts	20,954
Forward currency contracts	1,355
Swap contracts	17,201
Currency transactions	307	13,521
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(162,516)
Futures contracts	(201)
Forward currency contracts	2,993
Swap contracts	8,437
Currency translations	(6)	(151,293)
Net realized gain and unrealized depreciation		(137,772)
Net decrease in net assets resulting from operations		$(25,935)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

American Funds Inflation Linked Bond Fund	11

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2018	2017
Operations:
Net investment income	$111,837	$65,682
Net realized gain	13,521	4,237
Net unrealized depreciation	(151,293)	(16,329)
Net (decrease) increase in net assets resulting from operations	(25,935)	53,590

Distributions paid to shareholders	(66,747)	(22,760)

Net capital share transactions	1,138,825	1,643,644

Total increase in net assets	1,046,143	1,674,474

Net assets:
Beginning of year	3,751,511	2,077,037
End of year	$4,797,654	$3,751,511

See notes to financial statements

12	American Funds Inflation Linked Bond Fund

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Inflation Linked Bond Fund	13

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

14	American Funds Inflation Linked Bond Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$4,354,182	$—	$4,354,182
Corporate bonds & notes	—	214,916	—	214,916
Bonds & notes of governments & government agencies outside the U.S.	—	138,609	—	138,609
Municipals	—	11,683	—	11,683
Asset-backed obligations	—	5,437	—	5,437
Short-term securities	—	83,160	—	83,160
Total	$—	$4,807,987	$—	$4,807,987

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,499	$—	$—	$3,499
Unrealized appreciation on open forward currency contracts	—	2,347	—	2,347
Unrealized appreciation on interest rate swaps	—	58,777	—	58,777
Unrealized appreciation on credit default swaps	—	8,428	—	8,428
Liabilities:
Unrealized depreciation on futures contracts	(2,045)	—	—	(2,045)
Unrealized depreciation on open forward currency contracts	—	(2,114)	—	(2,114)
Unrealized depreciation on interest rate swaps	—	(64,507)	—	(64,507)
Total	$1,454	$2,931	$—	$4,385

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Inflation Linked Bond Fund	15

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

16	American Funds Inflation Linked Bond Fund

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $5,195,918,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

American Funds Inflation Linked Bond Fund	17

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $491,252,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $36,443,871,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net

18	American Funds Inflation Linked Bond Fund

unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $894,167,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, November 30, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,499	Unrealized depreciation*	$2,045
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,347	Unrealized depreciation on open forward currency contracts	2,114
Swaps	Interest	Unrealized appreciation*	58,777	Unrealized depreciation*	64,507
Swaps	Credit	Unrealized appreciation*	8,428	Unrealized depreciation*	—
			$73,051		$68,666

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$20,954	Net unrealized depreciation on futures contracts	$(201)
Forward currency	Currency	Net realized gain on forward currency contracts	1,355	Net unrealized appreciation on forward currency contracts	2,993
Swaps	Interest	Net realized gain on swap contracts	24,629	Net unrealized depreciation on swap contracts	(3,149)
Swaps	Credit	Net realized loss on swap contracts	(7,428)	Net unrealized appreciation on swap contracts	11,586
			$39,510		$11,229

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Inflation Linked Bond Fund	19

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$15	$(15)	$—	$—	$—
Citibank	213	(213)	—	—	—
Goldman Sachs	550	(218)	—	—	332
HSBC Bank	95	—	—	—	95
JPMorgan Chase	1,228	(232)	(996)	—	—
Morgan Stanley	247	(247)	—	—	—
Total	$2,348	$(925)	$(996)	$—	$427
Liabilities:
Bank of America, N.A.	$207	$(15)	$—	$—	$192
Citibank	413	(213)	(200)	—	—
Goldman Sachs	218	(218)	—	—	—
JPMorgan Chase	232	(232)	—	—	—
Morgan Stanley	1,045	(247)	(798)	—	—
Total	$2,115	$(925)	$(998)	$—	$192

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2018, the fund reclassified $2,991,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

20	American Funds Inflation Linked Bond Fund

As of November 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$119,991
Undistributed long-term capital gains	12,339
Post-October capital loss deferral*	(5,012)
Gross unrealized appreciation on investments	65,798
Gross unrealized depreciation on investments	(235,895)
Net unrealized depreciation on investments	(170,097)
Cost of investments	5,004,061

*	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2018		2017
Class A	$8,189		$2,813
Class B1			—
Class C	108		51
Class T2	—	[3]	—
Class F-1	785		232
Class F-2	6,106		2,414
Class F-3[4]	1,850		—
Class 529-A	256		84
Class 529-B1			—
Class 529-C	7		11
Class 529-E	9		3
Class 529-T2	—	[3]	—
Class 529-F-1	40		9
Class R-1	2		—	[3]
Class R-2	18		7
Class R-2E	9		6
Class R-3	46		21
Class R-4	53		17
Class R-5E	23		—	[3]
Class R-5	25		4
Class R-6	49,221		17,088
Total	$66,747		$22,760

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of average daily net assets and decreasing to 0.260% on such assets in excess of $2.5 billion. On March 5, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2018, decreasing the annual rate to 0.250% on average daily net assets in excess of $4 billion. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date. For the year ended November 30, 2018, total investment advisory services fees waived by CRMC were $7,000. As a result, the fee of $12,682,000 shown on the statement of operations, which was equivalent to an annualized rate of 0.288% of average daily net assets, was reduced to $12,675,000, which was equivalent to an annualized rate of 0.287% of average daily net assets.

American Funds Inflation Linked Bond Fund	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2018, unreimbursed expenses subject to reimbursement totaled $110,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	American Funds Inflation Linked Bond Fund

For the year ended November 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$1,815	$582		$61		Not applicable
Class C	146	14		7		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	112	57		22		Not applicable
Class F-2	Not applicable	448		224		Not applicable
Class F-3	Not applicable	43		60		Not applicable
Class 529-A	41	18		10		$14
Class 529-C	24	2		1		2
Class 529-E	4	—	*	—	*	—	*
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	3		2		2
Class R-1	3	1		—	*	Not applicable
Class R-2	22	9		2		Not applicable
Class R-2E	5	2		—	*	Not applicable
Class R-3	27	8		3		Not applicable
Class R-4	11	4		2		Not applicable
Class R-5E	Not applicable	2		1		Not applicable
Class R-5	Not applicable	1		1		Not applicable
Class R-6	Not applicable	3		1,567		Not applicable
Total class-specific expenses	$2,210	$1,197		$1,963		$18

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $29,000 in the fund’s statement of operations reflects $30,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2018.

American Funds Inflation Linked Bond Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2018

Class A	$268,881	28,060		$8,106		843		$(161,346)	(16,894)	$115,641	12,009
Class C	8,043	849		107		11		(8,334)	(882)	(184)	(22)
Class T	—	—		—		—		—	—	—	—
Class F-1	17,613	1,833		785		82		(27,493)	(2,876)	(9,095)	(961)
Class F-2	303,775	31,607		6,103		633		(122,482)	(12,764)	187,396	19,476
Class F-3	67,659	7,049		1,750		182		(32,443)	(3,387)	36,966	3,844
Class 529-A	13,592	1,417		256		27		(5,745)	(598)	8,103	846
Class 529-C	1,434	151		7		1		(1,726)	(180)	(285)	(28)
Class 529-E	359	37		9		1		(192)	(20)	176	18
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	3,697	385		39		4		(668)	(69)	3,068	320
Class R-1	307	32		1		—	[2]	(94)	(10)	214	22
Class R-2	2,338	247		18		2		(888)	(93)	1,468	156
Class R-2E	138	15		9		1		(116)	(12)	31	4
Class R-3	3,711	389		46		5		(1,379)	(145)	2,378	249
Class R-4	2,687	281		53		5		(954)	(100)	1,786	186
Class R-5E	1,460	152		23		2		(428)	(44)	1,055	110
Class R-5	2,001	208		25		3		(574)	(60)	1,452	151
Class R-6	858,557	88,875		49,220		5,106		(119,122)	(12,405)	788,655	81,576
Total net increase (decrease)	$1,556,252	161,587		$66,557		6,908		$(483,984)	(50,539)	$1,138,825	117,956

Year ended November 30, 2017

Class A	$384,562	39,675		$2,749		289		$(126,211)	(12,992)	$261,100	26,972
Class B3	18	2		—		—		(78)	(8)	(60)	(6)
Class C	10,430	1,086		51		5		(6,187)	(643)	4,294	448
Class T4	10	1		—		—		—	—	10	1
Class F-1	44,555	4,595		232		24		(24,736)	(2,556)	20,051	2,063
Class F-2	261,258	26,806		2,300		241		(133,871)	(13,730)	129,687	13,317
Class F-3[5]	109,880	11,269		—		—		(11,397)	(1,166)	98,483	10,103
Class 529-A	10,518	1,085		84		9		(2,632)	(271)	7,970	823
Class 529-B3	2	—	[2]	—		—		(22)	(2)	(20)	(2)
Class 529-C	2,003	209		11		1		(902)	(94)	1,112	116
Class 529-E	410	43		2		—	[2]	(50)	(5)	362	38
Class 529-T4	10	1		—		—		—	—	10	1
Class 529-F-1	1,850	190		9		1		(345)	(35)	1,514	156
Class R-1	62	7		—	[2]	—	[2]	(8)	(1)	54	6
Class R-2	1,678	175		7		1		(468)	(49)	1,217	127
Class R-2E	237	24		6		1		(52)	(6)	191	19
Class R-3	2,612	271		21		2		(1,402)	(146)	1,231	127
Class R-4	2,029	209		17		2		(549)	(56)	1,497	155
Class R-5E	2,053	211		—		—		(720)	(73)	1,333	138
Class R-5	1,518	156		4		—	[2]	(523)	(54)	999	102
Class R-6	1,115,702	114,440		17,088		1,791		(20,181)	(2,068)	1,112,609	114,163
Total net increase (decrease)	$1,951,397	200,455		$22,581		2,367		$(330,334)	(33,955)	$1,643,644	168,867

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

24	American Funds Inflation Linked Bond Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $599,966,000 and $452,509,000, respectively, during the year ended November 30, 2018.

10. Ownership concentration

At November 30, 2018, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2020 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 19%, 18% and 14%, respectively. CRMC is the investment adviser to the three target date funds.

American Funds Inflation Linked Bond Fund	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2018	$9.77	$.22	$(.31)	$(.09)	$(.11)	$(.03)	$(.14)	$9.54	(.86)%	$635		.71%		.71%		2.25%
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64	533		.73		.73		1.96
11/30/2016	9.45	.13	.24	.37	(.04)	(.08)	(.12)	9.70	3.94	267		.75		.74		1.31
11/30/2015	9.70	.09	(.21)	(.12)	(.08)	(.05)	(.13)	9.45	(1.25)	89		.80		.79		.99
11/30/2014	9.30	.13	.27	.40	— [4]	—	— [4]	9.70	4.32 [5]	3		.42	[5]	.42	[5]	1.39	[5]
Class C:
11/30/2018	9.64	.14	(.29)	(.15)	(.04)	(.03)	(.07)	9.42	(1.55)	14		1.45		1.45		1.49
11/30/2017	9.60	.11	(.02)	.09	(.05)	—	(.05)	9.64	.90	15		1.48		1.48		1.19
11/30/2016	9.39	.06	.24	.30	(.01)	(.08)	(.09)	9.60	3.15	10		1.49		1.48		.60
11/30/2015[6,7]	9.67	.03	(.31)	(.28)	—	—	—	9.39	(2.90)[8]	3		1.55	[9]	1.54	[9]	.34	[9]
Class T:
11/30/2018	9.78	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.55	(.63)[5]	—	[10]	.47	[5]	.47	[5]	2.46	[5]
11/30/2017[6,11]	9.70	.15	(.07)	.08	—	—	—	9.78	.82 [5,8]	—	[10]	.46	[5,9]	.46	[5,9]	2.29	[5,9]
Class F-1:
11/30/2018	9.76	.21	(.29)	(.08)	(.12)	(.03)	(.15)	9.53	(.85)	39		.73		.73		2.17
11/30/2017	9.70	.19	(.04)	.15	(.09)	—	(.09)	9.76	1.57	49		.75		.75		1.95
11/30/2016	9.45	.18	.19	.37	(.04)	(.08)	(.12)	9.70	3.93	29		.70		.70		1.82
11/30/2015[6,7]	9.67	.02	(.24)	(.22)	—	—	—	9.45	(2.27)[8]	2		.81	[9]	.81	[9]	.29	[9]
Class F-2:
11/30/2018	9.81	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.59	(.54)	518		.46		.46		2.55
11/30/2017	9.73	.22	(.04)	.18	(.10)	—	(.10)	9.81	1.88	339		.49		.49		2.21
11/30/2016	9.47	.18	.21	.39	(.05)	(.08)	(.13)	9.73	4.16	207		.46		.46		1.86
11/30/2015[6,7]	9.67	.18	(.38)	(.20)	—	—	—	9.47	(2.07)[8]	18		.55	[9]	.55	[9]	2.18	[9]
Class F-3:
11/30/2018	9.80	.25	(.31)	(.06)	(.14)	(.03)	(.17)	9.57	(.56)	133		.39		.39		2.57
11/30/2017[6,12]	9.66	.20	(.06)	.14	—	—	—	9.80	1.45 [8]	99		.38	[9]	.38	[9]	2.45	[9]
Class 529-A:
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.84)	24		.71		.71		2.30
11/30/2017	9.71	.19	(.04)	.15	(.09)	—	(.09)	9.77	1.58	16		.72		.72		1.97
11/30/2016	9.45	.14	.25	.39	(.05)	(.08)	(.13)	9.71	4.10	8		.65		.64		1.44
11/30/2015[6,7]	9.67	.08	(.30)	(.22)	—	—	—	9.45	(2.27)[8]	3		.74	[9]	.73	[9]	.97	[9]

26	American Funds Inflation Linked Bond Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2018	$9.62	$.14	$(.30)	$(.16)	$—	$(.03)	$(.03)	$9.43	(1.64)%	$3		1.51%		1.51%		1.43%
11/30/2017	9.60	.11	(.04)	.07	(.05)	—	(.05)	9.62	.79	3		1.54		1.54		1.13
11/30/2016	9.39	.05	.24	.29	—	(.08)	(.08)	9.60	3.09	2		1.53		1.53		.48
11/30/2015[6,7]	9.67	.03	(.31)	(.28)	—	—	—	9.39	(2.90)[8]	1		1.62	[9]	1.60	[9]	.35	[9]
Class 529-E:
11/30/2018	9.73	.19	(.30)	(.11)	(.10)	(.03)	(.13)	9.49	(1.08)	1		.96		.96		2.02
11/30/2017	9.68	.17	(.04)	.13	(.08)	—	(.08)	9.73	1.35	1		.99		.99		1.73
11/30/2016	9.43	.07	.28	.35	(.02)	(.08)	(.10)	9.68	3.75	—	[10]	.97		.97		.77
11/30/2015[6,7]	9.67	.09	(.33)	(.24)	—	—	—	9.43	(2.48)[8]	—	[10]	1.04	[9]	1.03	[9]	1.10	[9]
Class 529-T:
11/30/2018	9.78	.23	(.30)	(.07)	(.13)	(.03)	(.16)	9.55	(.65)[5]	—	[10]	.52	[5]	.52	[5]	2.42	[5]
11/30/2017[6,11]	9.70	.14	(.06)	.08	—	—	—	9.78	.82 [5,8]	—	[10]	.50	[5,9]	.50	[5,9]	2.25	[5,9]
Class 529-F-1:
11/30/2018	9.80	.24	(.31)	(.07)	(.13)	(.03)	(.16)	9.57	(.68)	5		.50		.50		2.50
11/30/2017	9.73	.21	(.05)	.16	(.09)	—	(.09)	9.80	1.72	2		.53		.53		2.20
11/30/2016	9.47	.14	.24	.38	(.04)	(.08)	(.12)	9.73	4.09	1		.55		.55		1.46
11/30/2015[6,7]	9.67	.10	(.30)	(.20)	—	—	—	9.47	(2.07)[8]	—	[10]	.64	[9]	.63	[9]	1.27	[9]
Class R-1:
11/30/2018	9.70	.14	(.30)	(.16)	(.05)	(.03)	(.08)	9.46	(1.62)	—	[10]	1.47		1.47		1.49
11/30/2017	9.63	.10	(.02)	.08	(.01)	—	(.01)	9.70	.83 [5]	—	[10]	1.55	[5]	1.54	[5]	1.07	[5]
11/30/2016	9.42	.04	.25	.29	—	(.08)	(.08)	9.63	3.08 [5]	—	[10]	1.50	[5]	1.49	[5]	.39	[5]
11/30/2015[6,7]	9.67	.07	(.32)	(.25)	—	—	—	9.42	(2.58)[5,8]	—	[10]	1.41	[5,9]	1.41	[5,9]	.86	[5,9]
Class R-2:
11/30/2018	9.62	.15	(.30)	(.15)	(.05)	(.03)	(.08)	9.39	(1.54)	4		1.41		1.41		1.57
11/30/2017	9.59	.12	(.03)	.09	(.06)	—	(.06)	9.62	.90	2		1.41		1.41		1.28
11/30/2016	9.41	.06	.23	.29	(.03)	(.08)	(.11)	9.59	3.12	1		1.49		1.49		.62
11/30/2015[6,7]	9.67	(.04)	(.22)	(.26)	—	—	—	9.41	(2.69)[5,8]	—	[10]	1.59	[5,9]	1.58	[5,9]	(.51)[5,9]
Class R-2E:
11/30/2018	9.73	.17	(.29)	(.12)	(.08)	(.03)	(.11)	9.50	(1.27)	1		1.18		1.18		1.74
11/30/2017	9.71	.14	(.03)	.11	(.09)	—	(.09)	9.73	1.16	1		1.21		1.21		1.40
11/30/2016	9.46	.17	.19	.36	(.03)	(.08)	(.11)	9.71	3.88	1		.95		.94		1.79
11/30/2015[6,7]	9.67	.04	(.25)	(.21)	—	—	—	9.46	(2.17)[5,8]	—	[10]	.74	[5,9]	.72	[5,9]	.51	[5,9]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
11/30/2018	$9.70	$.19		$(.30)	$(.11)	$(.09)	$(.03)	$(.12)	$9.47	(1.12)%	$6		1.01%		1.01%		2.03%
11/30/2017	9.65	.16		(.03)	.13	(.08)	—	(.08)	9.70	1.40	4		.99		.99		1.68
11/30/2016	9.43	.09		.25	.34	(.04)	(.08)	(.12)	9.65	3.59	2		1.01		1.01		.92
11/30/2015[6,7]	9.67	.02		(.26)	(.24)	—	—	—	9.43	(2.48)[8]	1		1.17	[9]	1.16	[9]	.20	[9]
Class R-4:
11/30/2018	9.77	.22		(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.85)	5		.71		.71		2.34
11/30/2017	9.70	.19		(.03)	.16	(.09)	—	(.09)	9.77	1.64	3		.72		.72		1.98
11/30/2016	9.45	.13		.24	.37	(.04)	(.08)	(.12)	9.70	3.99	2		.69		.69		1.37
11/30/2015[6,7]	9.67	.04		(.26)	(.22)	—	—	—	9.45	(2.27)[8]	—	[10]	.79	[9]	.79	[9]	.46	[9]
Class R-5E:
11/30/2018	9.79	.22		(.28)	(.06)	(.13)	(.03)	(.16)	9.57	(.56)	2		.51		.51		2.26
11/30/2017	9.70	.20		(.03)	.17	(.08)	—	(.08)	9.79	1.78	1		.50		.50		2.08
11/30/2016	9.45	.12		.27	.39	(.06)	(.08)	(.14)	9.70	4.16	—	[10]	.60		.60		1.21
11/30/2015[6,13]	9.43	—	[4]	.02	.02	—	—	—	9.45	.21 [8]	—	[10]	.02	[8]	.02	[8]	(.03)[8]
Class R-5:
11/30/2018	9.82	.24		(.30)	(.06)	(.14)	(.03)	(.17)	9.59	(.59)	3		.41		.41		2.50
11/30/2017	9.73	.24		(.05)	.19	(.10)	—	(.10)	9.82	1.95	2		.44		.44		2.43
11/30/2016	9.47	.14		.26	.40	(.06)	(.08)	(.14)	9.73	4.21	—	[10]	.46		.46		1.45
11/30/2015[6,7]	9.67	.10		(.30)	(.20)	—	—	—	9.47	(2.07)[8]	—	[10]	.52	[9]	.52	[9]	1.22	[9]
Class R-6:
11/30/2018	9.82	.25		(.30)	(.05)	(.14)	(.03)	(.17)	9.60	(.46)	3,405		.36		.36		2.60
11/30/2017	9.74	.22		(.04)	.18	(.10)	—	(.10)	9.82	1.89	2,682		.38		.38		2.29
11/30/2016	9.47	.15		.26	.41	(.06)	(.08)	(.14)	9.74	4.33	1,547		.39		.39		1.53
11/30/2015	9.69	.03		(.12)	(.09)	(.08)	(.05)	(.13)	9.47	(.95)	1,072		.48		.46		.36
11/30/2014	9.29	.13		.27	.40	— [4]	—	— [4]	9.69	4.33	521		.46		.46		1.34

	Year ended November 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	57%	123%	295%	801%	923%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC reduced fees for investment advisory services and/or reimbursed a portion of transfer agent services fees for some share classes.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Based on operations for a period that is less than a full year.
[7]	This share class began investment operations on January 23, 2015.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

28	American Funds Inflation Linked Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Inflation Linked Bond Fund (the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 15, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Inflation Linked Bond Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2018, through November 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Inflation Linked Bond Fund

	Beginning account value 6/1/2018	Ending account value 11/30/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$993.75	$3.50	.70%
Class A – assumed 5% return	1,000.00	1,021.56	3.55	.70
Class C – actual return	1,000.00	989.50	7.18	1.44
Class C – assumed 5% return	1,000.00	1,017.85	7.28	1.44
Class T – actual return	1,000.00	993.75	2.25	.45
Class T – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class F-1 – actual return	1,000.00	992.71	3.65	.73
Class F-1 – assumed 5% return	1,000.00	1,021.41	3.70	.73
Class F-2 – actual return	1,000.00	994.81	2.25	.45
Class F-2 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class F-3 – actual return	1,000.00	994.80	1.90	.38
Class F-3 – assumed 5% return	1,000.00	1,023.16	1.93	.38
Class 529-A – actual return	1,000.00	992.71	3.60	.72
Class 529-A – assumed 5% return	1,000.00	1,021.46	3.65	.72
Class 529-C – actual return	1,000.00	988.47	7.48	1.50
Class 529-C – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class 529-E – actual return	1,000.00	991.64	4.74	.95
Class 529-E – assumed 5% return	1,000.00	1,020.31	4.81	.95
Class 529-T – actual return	1,000.00	993.75	2.55	.51
Class 529-T – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class 529-F-1 – actual return	1,000.00	993.77	2.45	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-1 – actual return	1,000.00	989.54	7.28	1.46
Class R-1 – assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class R-2 – actual return	1,000.00	989.46	7.08	1.42
Class R-2 – assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class R-2E – actual return	1,000.00	991.65	5.84	1.17
Class R-2E – assumed 5% return	1,000.00	1,019.20	5.92	1.17
Class R-3 – actual return	1,000.00	991.62	5.04	1.01
Class R-3 – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-4 – actual return	1,000.00	992.71	3.50	.70
Class R-4 – assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-5E – actual return	1,000.00	994.80	2.50	.50
Class R-5E – assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-5 – actual return	1,000.00	994.81	2.00	.40
Class R-5 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class R-6 – actual return	1,000.00	994.82	1.75	.35
Class R-6 – assumed 5% return	1,000.00	1,023.31	1.78	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Inflation Linked Bond Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2018:

U.S. government income that may be exempt from state taxation	$112,129,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

32	American Funds Inflation Linked Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2012	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2012	Private investor	81	None
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2012	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2012	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

American Funds Inflation Linked Bond Fund	33

Board of trustees and other officers (continued)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None
Karl J. Zeile, 1966	2009	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
David A. Hoag, 1965 Senior Vice President	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

34	American Funds Inflation Linked Bond Fund

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

484,203,470

Total shares voting on November 28, 2018

467,296,531 (96.5% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	460,992,678	98.7%	6,303,854	1.3%
James G. Ellis	460,857,628	98.6	6,438,903	1.4
Nariman Farvardin	461,217,859	98.7	6,078,673	1.3
Michael C. Gitlin	462,068,248	98.9	5,228,284	1.1
Mary Davis Holt	461,149,352	98.7	6,147,179	1.3
R. Clark Hooper	461,131,347	98.7	6,165,184	1.3
Merit E. Janow	461,956,787	98.9	5,339,745	1.1
Laurel B. Mitchell	462,046,750	98.9	5,249,781	1.1
Margaret Spellings	461,738,860	98.8	5,557,672	1.2
Alexandra Trower	462,146,878	98.9	5,149,653	1.1
Karl J. Zeile	462,102,942	98.9	5,193,590	1.1

American Funds Inflation Linked Bond Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

IMAGE OMITTED [x1_c92767x40x1.jpg]

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	ILBF

Registrant:
a) Audit Fees:

2017	$62,000
2018	$44,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$6,000
2018	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	None
2018	$684,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	$51,000
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $56,000 for fiscal year 2017 and $684,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Inflation Linked Bond Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Inflation Linked Bond Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 31, 2019